UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21200

The Denali Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO		80302
(Address of principal executive offices)		(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(303) 444-5483

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

THE DENALI FUND INC.	TABLE OF CONTENTS

Letter from the Adviser	1

Financial Data	3

Portfolio of Investments	4

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	24

Distribution Reinvestment Plan	25

Directors and Officers	28

Additional Information	32

LETTER FROM THE ADVISER

Dear Shareholder:

The Denali Fund Inc. had a total return on net asset value (NAV) of -25.3% for its fiscal year ending October 31, 2008. We outperformed the S&P 500 Index which was down -36.1% over the same period. Although Denali is no longer a REIT fund, we still hold a number of REITs. As a reference as to how REITs performed over the past year, the MSCI REIT Index was down 40.34%, worse than the S&P 500.

Below is the Fund’s performance broken out for the trailing quarter, six months, and one year period:

TOTAL RETURNS

	3 Months	6 Months	One Year
	Ended 10/31/08	Ended 10/31/08	Ended 10/31/08
Cumulative Returns
Denali Fund	-13.6%	-18.9%	-25.3%
S&P 500 Index	-23.1%	-29.3%	-36.1%
Dow Jones Industrial Average	-17.4%	-26.2%	-31.2%
NASDAQ Composite	-25.8%	-28.4%	-39.3%

The Fund outperformed the S&P 500 Index primarily as a result of our higher than normal cash and cash equivalent positions. But the stocks we held, for the most part, followed the market lower — especially the REITs that we kept in the portfolio. For example, AvalonBay Communities, an apartment REIT, was at $119 per share one year ago. On 10/31/08 it was at $71 per share, a 40% decrease in price. Ventas was one of the Fund’s largest holdings; although we sold 75,000 shares of Ventas in July at higher prices, the Fund still holds a substantial position and Ventas was down 15% in price for the year. Others we held that are lower in price are: Eastgroup Properties, down 28.6% in price for the year; Glimcher Realty, down 94%; Highwoods, down 29.4%; Kilroy Realty down 50%, as well as some others. Even the few securities we made decisions to buy were down from the time we purchased them through 10/31/08. Our most significant purchase was Berkshire Hathaway. The Fund now has approximately a 25% position in Berkshire. As a result, the NAV of the Fund will have a significant tie to the price of Berkshire stock. Berkshire is an outstanding company with an excellent history of acquiring good companies at reasonable prices.

At 10/31/08, the Fund had just over 30% of its assets invested in REIT common stocks and only about 2% in REIT preferred stocks. The Fund has a significant position in Ithan Creek Partners, L.P., a hedge fund. Ithan Creek was a recent purchase and so far, it is worth slightly more than what we paid for it. The Fund still has nearly 22% of it assets invested in auction rate preferred securities (“ARPs”) issued by other closed-end funds. This amount is down due to redemptions (all at Par Value) by the issuers. The ARPs continue to pay dividends, and they are still rated “AAA” by the rating agencies. However, their auctions continue to fail (dividend rates are set at “fail rates”), which has forced us to continue holding them. On the bright side, we are not too disappointed having held these ‘AAA’ rated instruments while the stock market has taken a dive.

Annual Report | October 31, 2008

As you know, the Fund stopped paying a monthly distribution. The last dividend paid was October 31, 2008. The decision to stop paying the dividend had to do with two primary issues: First, a declining stock market provided some good values and the Fund could use its cash to take advantage of these. Second, the declining stock market caused our leverage ratio to climb. Under the Investment Company Act of 1940, the highest leverage ratio permissible when using preferreds (ARPs) is 2:1. We were approaching this level. Had we breached this requirement, we would have had to redeem some of the ARPs we issued. To do so could have meant we had to sell some of our holdings at what appear to be unrealistically low prices. It would have forced us to sell when we believe the right thing to do is to buy. The Fund paid out a total of $3.63 per share in dividends during the fiscal year. About $2.02 was regular monthly dividends, and $1.61 was long-term capital gains paid out in December 2007. There will not be a December 2008 distribution. The question we get most frequently is will we resume the managed distribution in the future. The answer for now is, not likely. You will receive 1099’s from your broker or the transfer agent with the tax characteristics of the distributions.

When we took over as investment advisers to The Denali Fund in October 2007, we asked shareholders to approve a change in the objective from investing in REITs to “total return”. In hindsight, we’re very glad we recommended this. Most leveraged REIT funds we see are down more than 50% over the last one year period. The best comparison we can find is The Denali Fund’s old sister fund, the Neuberger Berman Real Estate Securities Fund (NRO). NRO is managed by the same managers as the Denali Fund’s predecessor. The total return on NRO’s NAV over the same one year period was an astounding -72%!! NRO’s market price went from $13.48 on 10/31/07 to $3.15 on 10/31/08, a decline of $10.33 per share (at the time of this letter, it is trading at $1.83 per share). We believe Denali would likely be in this same sunken boat if we had not sold off many of the common REITs and REIT preferreds when we took over. We can’t pat ourselves on the back too hard, as we still managed to lose 25% of your Fund’s value over the year. The Horejsi affiliates own over 70% of the Fund’s stock, so they feel the same pain as you. We’ll try and do better this coming year.

We want to welcome old shareholders and new shareholders alike. The Fund’s website is www.thedenalifund.com. One of the features on the website is the ability to sign-up for electronic delivery of shareholder information. Through electronic delivery, you can enjoy the convenience and timeliness of receiving and viewing shareholder communications (such as annual reports, press releases, proxy statements, etc.) online in addition to, but more quickly than, the hard copies you currently receive. To enroll, simply go to www.thedenalifund.com and click on “Sign up for email updates”. We hope you find the site useful.

Sincerely,

Carl D. Johns

Boulder Investment Advisers, LLC

www.thedenalifund.com

FINANCIAL DATA Unaudited

	Per Share of Common Stock
	Net Asset	NYSE	Dividend
	Value	Closing Price	Paid
10/31/07	$25.33	$22.08	$0.115
11/30/07	22.74	19.64	0.115
12/31/07	20.51	17.41	1.725
1/31/08	20.18	17.90	0.115
2/29/08	19.23	16.90	0.115
3/31/08	19.69	17.39	0.195
4/30/08	20.39	18.48	0.195
5/31/08	20.19	18.29	0.195
6/30/08	18.45	17.20	0.195
7/31/08	18.49	16.51	0.195
8/31/08	18.62	16.81	0.195
9/30/08	19.25	14.75	0.195
10/31/08	15.36	11.27	0.195

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON SHARES AND PREFERRED SHARES

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS 93.1%
DOMESTIC COMMON STOCKS 62.8%
Diversified 24.0%
220	Berkshire Hathaway, Inc., Class A*	$25,407,800

Diversified Financial Services 2.1%
35,000	American Express Co.	962,500
50,000	Moody’s Corp.	1,280,000
		2,242,500
Industrial 4.0%
123,887	Constellation Energy Group, Inc.	2,999,304
75,000	Liberty Media Corp. Entertainment, Series A*	1,207,500
		4,206,804
Real Estate Investment Trust (REIT) 30.2%
18,900	AvalonBay Communities, Inc.	1,342,278
42,800	EastGroup Properties, Inc.	1,432,944
180,600	Glimcher Realty Trust	946,344
106,300	HCP, Inc.	3,181,559
69,800	Highwoods Properties, Inc.	1,732,436
86,700	Kilroy Realty Corp.	2,787,405
112,000	LTC Properties, Inc.	2,707,040
68,000	Mack-Cali Realty Corp.	1,544,960
33,600	Nationwide Health Properties, Inc.	1,002,624
171,400	Tanger Factory Outlet Centers, Inc.	6,199,538
48,700	UDR, Inc.	962,312
226,200	Ventas, Inc.	8,156,773
		31,996,213
Registered Investment Company (RIC) 2.5%
30,000	Clough Global Opportunities Fund	309,300
50,000	Cohen & Steers Select Utility Fund, Inc.	619,000
93,600	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	823,680
100,000	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	910,000
		2,661,980
TOTAL DOMESTIC COMMON STOCKS (Cost $54,105,865)		66,515,297

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS

October 31, 2008

Shares	Description	Value (Note 1)
AUCTION PREFERRED SECURITIES 21.7%
160	Advent Claymore Global Convertible Securities & Income Fund, Series W7(1)	$4,000,000
65	Blackrock Preferred and Equity Advantage Trust, Series F7(1)	1,625,000
30	Calamos Convertible Opportunities and Income Fund, Series Th7(1)	750,000
17	Cohen & Steers Premium Income Realty Fund, Inc., Series M(1)	425,000
56	Cohen & Steers REIT and Preferred Income Fund, Inc., Series T(1)	1,400,000
68	Cohen & Steers REIT and Utility Income Fund, Inc., Series W7(1)	1,700,000
54	Cohen & Steers Select Utility Fund, Inc., Series Th7(1)	1,350,000
24	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc., Series M7(1)	600,000
10	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc., Series Th7(1)	250,000
41	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc., Series W7(1)	1,025,000
76	Gabelli Dividend & Income Trust, Series C(1)	1,900,000
24	Neuberger Berman Real Estate Securities Income Fund, Inc., Series A(1)	600,000
121	PIMCO Corporate Opportunity Fund, Series W(1)	3,025,000
93	TS&W/Claymore Tax-Advantaged Balanced Fund(1)	2,325,000
80	Western Asset Premier Bond Fund, Series M(1)	2,000,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $22,975,000)		22,975,000

DOMESTIC PREFERRED STOCKS 1.9%
Real Estate Investment Trust (REIT) 1.9%
22,800	Eagle Hospitality Properties Trust, Inc.	127,539
28,900	Glimcher Realty Trust Series F	231,778
8,500	Glimcher Realty Trust Series G	59,500
50,000	LBA Realty Fund II-WBP I LLC Series A(1)	1,500,000
15,600	Strategic Hotels & Resorts, Inc. Series B	109,200

TOTAL DOMESTIC PREFERRED STOCKS (Cost $4,368,384)		2,028,017

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
HEDGE FUNDS 6.7%
7	Ithan Creek Partners, L.P.*(1)	$7,068,741

TOTAL HEDGE FUNDS (Cost $7,000,000)		7,068,741

TOTAL LONG TERM INVESTMENTS (Cost 88,449,249)		98,587,055

SHORT TERM INVESTMENTS 6.4%
Money Market Funds 6.4%
6,728,596	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7 day yield - 0.247%	6,728,596

Total Money Market Funds (Cost $6,728,596)		6,728,596

TOTAL SHORT TERM INVESTMENTS (Cost $6,728,596)		6,728,596

TOTAL INVESTMENTS 99.5% (Cost $95,177,845)		105,315,651

OTHER ASSETS AND LIABILITIES 0.5%		538,468

TOTAL NET ASSETS AVAILABLE TO COMMON SHARES AND PREFERRED SHARES 100.0%		105,854,119

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE		(42,000,000)

TOTAL NET ASSETS AVAILABLE TO COMMON SHARES		$63,854,119

* Non-income producing security.

(1) Fair Valued Security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets available to common and preferred shares. These industry classifications are unaudited.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

ASSETS:
Investments, at value (Cost $95,177,845) (Note 1)	$105,315,651
Receivable for investments sold	1,187,195
Dividends and interest receivable	86,448
Prepaid expenses and other assets	4,836
Total Assets	106,594,130

LIABILITIES:
Due to custodian	411,920
Investment co-advisory fees payable (Note 2)	116,709
Administration and co-administration fees payable (Note 2)	29,902
Accumulated undeclared dividends on Auction Preferred Shares (Note 5)	27,501
Legal and audit fees payable	65,217
Printing fees payable	49,038
Directors’ fees and expenses payable	19,152
Accrued expenses and other payables	20,572
Total Liabilities	740,011
FUND TOTAL NET ASSETS	$105,854,119

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 1,680 shares outstanding, liquidation preference of $25,000 per share (Note 5)	42,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)	$63,854,119

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) CONSISTS OF:
Par value of common shares (Note 4)	$4,157
Paid-in capital in excess of par value of common shares	53,739,658
Distributions in excess of net investment income	(27,502)
Net unrealized appreciation on investments	10,137,806
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)	$63,854,119

Net Asset Value, $63,854, 119/4,157,117 common shares outstanding	$15.36

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2008

INVESTMENT INCOME:
Dividends	$4,441,541
Interest	185,949
Total Investment Income	4,627,490

Expenses:
Investment co-advisory fee (Note 2)	1,157,592
Administration and co-administation fees (Note 2)	368,970
Legal and audit fees	204,678
Preferred shares broker commissions and auction agent fees	115,506
Directors’ fees and expenses (Note 2)	81,201
Printing fees	92,404
Transfer agency fees	18,152
Insurance expense	17,070
Other	130,129
Total Expenses	2,185,702
Net Investment Income	2,441,788

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	5,744,958
Interest rate swap contracts - net	(153,119)
Foreign currency contracts	28
5,591,867
Net change in unrealized appreciation/(depreciation) of:
Investment securities	(32,532,331)
Interest rate swap contracts - net	(196,757)
(32,729,088)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:	(27,137,221)
LESS: PREFERRED SHARE DIVIDENDS
From net investment income	(466,354)
From net realized capital gains	(1,186,226)
Total Distributions: Preferred Share	(1,652,580)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,348,013)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$2,441 ,788	$5,236,426
Net realized gain on investments sold	5,591,867	11,660,762
Net change in unrealized appreciation/(depreciation) on investments during the year	(32,729,088)	(28,416,052)
Net Decrease in Net Assets Resulting from Operations	(24,695,433)	(11,518,864)

DISTRIBUTIONS: PREFERRED SHARE DIVIDENDS
From net investment income	(466,354)	(788,623)
From net realized capital gains	(1,186,226)	(1,488,602)
Total Distributions: Preferred Share Dividends	(1,652,580)	(2,277,225)
Net Decrease in Net Assets Resulting from Operations Applicable to Common Shareholders	(26,348,013)	(13,796,089)

DISTRIBUTIONS: COMMON SHARES
From net investment income	(1,668,999)	(5,140,695)
From net realized capital gains	(11,863,775)	(9,703,537)
From tax return of capital	(1,557,574)	—
Total Distributions: Common Shares	(15,090,348)	(14,844,232)
Net Decrease in Net Assets	(41,438,361)	(28,640,321)

NET ASSETS:
Beginning of year	147,292,480	175,932,801
End of period (including overdistributed net investment income of $(27,502) and $(69,207), respectively)	105,854,119	147,292,480
Auction Preferred Shares (APS) Redemption Value	(42,000,000)	(42,000,000)
Net Assets Applicable to Common Shareholders	$63,854,119	$105,292,480

See accompanying notes to financial statements.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Common Share Net Asset Value - Beginning of Year

Income From Investment Operations Applicable To Common Shareholders:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total from Investment Operations

Distributions: Preferred Shares
Dividends paid from net investment income(a)
Distributions paid from net realized capital gains(a)
Total Dividends Paid to APS*
Net Increase/(Decrease) from Operations Applicable to Common Shares

Distributions: Common Shares
Dividends paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Dividends Paid to Common Shareholders

Accretive Effect of Acquiring Treasury Shares
Common Share Net Asset Value - End of Year
Common Share Market Value - End of Year

Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Value(b)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:(c)
Ratio of Gross Operating Expenses Applicable to Common Shareholders(d)
Ratio of Net Operating Expenses Applicable to Common Shareholders(e)
Ratio of Net Investment Income Applicable to Common Shareholders

SUPPLEMENTAL DATA:
Portfolio Turnover Rate
Net Assets Applicable to Common Shareholders, End of Year (000s)

* Auction Preferred Shares (“APS”).

(a) Calculated based on the average number of common shares outstanding during each fiscal period.

Footnotes continued on page 12.

FINANCIAL HIGHLIGHTS

For a Common Share Outstanding Throughout Each Period.

For the Year Ended October 31,
2008	2007	2006	2005	2004
$25.33	$32.22	$24.71	$23.00	$18.40
0.59	1.26	1.10	0.36	0.87
(6.53)	(4.03)	8.70	3.42	4.90
(5.94)	(2.77)	9.80	3.78	5.77
(0.11)	(0.19)	(0.27)	(0.08)	(0.07)
(0.29)	(0.36)	(0.20)	(0.22)	(0.05)
(0.40)	(0.55)	(0.47)	(0.30)	(0.12)
(6.34)	(3.32)	9.33	3.48	5.65
(0.40)	(1.24)	(1.03)	(0.45)	(0.76)
(2.86)	(2.33)	(0.79)	(1.31)	(0.61)
(0.37)	—	—	(0.01)	(0.01)
(3.63)	(3.57)	(1.82)	(1.77)	(1.38)
—	—	—	—	0.33
$15.36	$25.33	$32.22	$24.71	$23.00
$11.27	$22.08	$28.06	$21.36	$20.01
(25.3)%	(10.7)%	40.5%	16.9%	34.4%
(37.1)%	(10.6)%	41.5%	16.2%	24.5%
1.77%	0.72%	0.87%	3.02%	1.85%
1.77%	0.71%	0.86%	3.01%	1.85%
1.98%	4.34%	4.00%	1.52%	4.23%
91%	17%	15%	8%	5%
$63,854	$105,292	$133,933	$102,721	$95,595

See accompanying notes to financial statements.

(b)  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Prior Management had not waived a portion of the investment administration fees. The calculation does not reflect brokerage commissions.

(c)   Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

(d)  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to offset arrangements.

(e)   After waiver of, depending on the period, all or a portion of the management and/or administration fees by Prior Management. Had Prior Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

		Year Ended October 31,
2008	2007	2006	2005	2004
—	1.83%	2.03%	4.22%	2.50%

The table below sets out information with respect to Auction Preferred Shares currently outstanding.(1)

				Involuntary	Average
			Asset	Liquidating	Market
	Liquidation	Total Shares	Coverage	Preference	Value
	Value (000)	Outstanding (000)	Per Share(2)	Per Share(3)	Per Share(3)
10/31/08	$42,000	1.68	$62,992	$25,000	$25,000
10/31/07	42,000	1.68	87,698	25,000	25,000
10/31/06	42,000	1.68	104,743	25,000	25,000
10/31/05	42,000	1.68	86,156	25,000	25,000
10/31/04	42,000	1.68	81,907	25,000	25,000

(1)	See Note 5.

(2)

Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund’s total assets and dividing by the number of Preferred Shares outstanding.

(3)	Excludes accumulated undeclared dividends. Based on weekly prices.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE 1.                SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was incorporated in Maryland on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of shareholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Expense Offset Arrangement: State Street Bank and Trust Company (“State Street”) served as custodian of the Fund through July 31, 2008. State Street’s fee may have been reduced by credits that were an earnings allowance calculated on the average daily cash balances the Fund maintained with State Street. Credit balances used to reduce the Fund’s custodian fees, if any, are reported as a reduction of total expenses in the Statement of Operations.

Distributions to Shareholders: The Fund earns income, net of expenses, daily on its investments. Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund’s ability to satisfy this policy depended on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and return of paid-in capital. Return of paid-in capital should not be considered yield by investors in the Fund. To the extent shareholders receive a return of paid-in capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. There is no assurance that the Fund will be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund’s distributions for the calendar year 2008 will be reported to Fund shareholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund.

The Fund has had a significant portion of its assets invested in securities issued by real estate companies, including real estate investment trusts (“REITs”). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund’s fiscal year-end. For the year ended October 31, 2008, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience, it is probable that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

Also see Note 10 - Subsequent Events, for more information on Fund distributions.

Interest Rate Swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common shareholders or its total net increase/ (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2008, the Fund had no outstanding interest rate swap contracts.

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of October 31, 2008.

Concentration of Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile than it has been historically and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of October 31, 2008, the Fund held close to 25% of its assets in Berkshire Hathaway, Inc. Thus, the volatility of the Fund’s common stock, and the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

In March 2008, the Fund changed its investment objective and eliminated its concentration policy in the real estate industry. Pending transitioning the Fund’s portfolio to accommodate these changes, the Fund’s investments may continue to be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. During this transition, value of the Fund’s shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and swap contracts held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

Effective November 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005.

NOTE 2.            MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

On February 22, 2008, shareholders approved Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) as co-advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly net assets (including the principal amount of leverage, if any) (“Net Assets”). Prior to receiving shareholder approval, the Advisers were engaged as interim investment co-advisers to the Fund. For the period from October 27, 2007 to October 31, 2007, the Fund paid the Advisers 0.20% of the Fund’s Net Assets; and for the period from November 1, 2007 to February 22, 2008, the Fund paid the Advisers 0.28% of the Fund’s Net Assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1 B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Prior to October 26, 2007, the Fund retained Neuberger Berman Management, Inc. (“Prior Management”) as its investment manager under a Management Agreement. For such investment management services, the Fund paid Prior Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equaled the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding was not considered a liability.

Prior Management had contractually agreed to waive a portion of the management fees it was entitled to receive from the Fund at the following annual rates; Prior Management had not contractually agreed to waive any portion of its fees beyond October 31, 2011. This same waiver arrangement was in place during the interim period, between October 26, 2007 and February 22, 2008, for the Advisers.

Year Ended October 31,	% of Average Daily Managed Assets
2007	0.40
2008	0.32

Beginning October 26, 2007, Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the Fund’s Net Assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Prior to October 26, 2007, the Fund retained Prior Management as its administrator under an Administration Agreement. The Fund paid Prior Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets. Additionally, Prior Management retained State Street as its sub-administrator under a Sub-Administration Agreement. Prior Management paid State Street a fee for all services received under the agreement. From October 26, 2007 through July 31, 2008, State Street served as co-administrator and custodian to the Fund. In connection with the unsolicited tender offer described in Note 8 below, Prior Management voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period. This voluntary waiver was terminated on October 26, 2007.

The Fund previously entered into a commission recapture program, which enabled it to pay some of its operational expenses by recouping a portion of the commissions it paid to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers paid recaptured commissions to the Fund’s custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended October 31, 2008, the impact of this arrangement was a reduction of expenses of $4,182.

As of October 26, 2007, the Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS, a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset- based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, and certain other funds administered

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

or co-administered by FAS (the “Fund Complex”). ALPS receives the greater of the following, based on combined assets of the Fund Complex: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

State Street served as the Fund’s co-administrator and custodian prior to August 1, 2008, when ALPS became co-administrator and Bank of New York Mellon (“BNY Mellon”) became the Fund’s custodian.

BNY Mellon also serves as the Fund’s Common Stock servicing agent (“Transfer Agent”), dividend-paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

NOTE 3.            SECURITIES TRANSACTIONS

During the year ended October 31, 2008, there were purchase and sale transactions (excluding short term securities and interest rate swap contracts) of $104,506,434 and $108,538,579, respectively.

On October 31, 2008, based on cost of $95,177,845 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $16,323,981 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,186,175, resulting in net unrealized appreciation of $10,137,806.

NOTE 4.            CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value Common Shares, which may be converted into Preferred Shares. At October 31, 2008, 4,157,117 Common Shares were outstanding.

Transaction in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Common Shares outstanding – beginning of period	4,157,117	4,157,117
Common Shares issues as reinvestment of dividends	—	—
Common Shares outstanding – end of period	4,157,117	4,157,117

NOTE 5.            PREFERRED SHARES

On December 12, 2002, the Fund re-classified 1,500 unissued capital shares as Series A Auction Preferred Shares (“Preferred Shares”). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. In February 2008, the Preferred Shares market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s Preferred Shares. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a fund’s APS than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference. As such, the Fund continues to pay dividends on the Preferred Shares at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the Preferred Shares), set at the current “AA” Financial Composite Commercial Paper rate times 150%.

For the year ended October 31, 2008, distribution rates ranged from 1.86% to 6.20%. The Fund declared distributions to preferred shareholders for the period November 1, 2007 to October 31, 2008 of $1,652,580.

The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the Preferred Shares of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer. These fees are paid for failed auctions as well.

In order to satisfy rating agencies’ requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. “Discounted value” refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund was in compliance with these requirements as of October 31, 2008.

NOTE 6.            SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Shares, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended October 31, 2008 and October 31, 2007, the Fund did not repurchase any of its own shares.

NOTE 7.            TAX BASIS DISTRIBUTIONS

As determined on October 31, 2008, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings were reclassified at fiscal year-end. These reclassifications had no effect on the net decrease in net assets resulting from operations, net asset value applicable to common shareholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $1,292,844, $280,809 and $(1,573,653) were reclassified at October 31, 2008 among distributions in excess of net investment income, accumulated net realized gains on investments, and paid in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31, 2008	Year Ended October 31, 2007
Distributions paid from:
Ordinary Income	$2,135,353	$5,929,318
Long-Term Capital Gain	13,050,001	11,192,139
Tax Return of Capital	1,557,574	—
	$16,742,928	$17,121,457

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation	$10,137,806
Other Cumulative Effect of Timing Differences	(27,502)
$10,110,304

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences of distribution payments.

NOTE 8.            LITIGATION

The Lola Trust was successful in its tender offer for the Fund, expiration date of September 14, 2007, acquiring 70.1% of the common stock of the Fund. On August 17, 2007 a settlement agreement was reached between the Lola Trust and the Fund which resolved their 3-year litigation (the “Settlement Agreement”). The Parties to the Settlement Agreement, through counsel, had determined that there was a potential for resolving the litigation, which would be in the best interests of the Fund’s shareholders and without any party admitting any liability. Concurrently with the execution of the Settlement Agreement, Neuberger Berman, LLC (“Neuberger”) and the Lola Trust entered into an agreement pursuant to which Neuberger tendered, and caused any affiliates controlled by Neuberger to tender, all of the Common Stock owned by Neuberger or such affiliate in the Revised Tender Offer, which as of the date of the Settlement Agreement consisted of 184,183.816 shares of Common Stock. The Lola Trust nominated Joel Looney, Richard Barr, Dean Jacobson, Susan Ciciora, and John Horejsi as directors to the Fund (the “Trust Nominees”). The Trust Nominees were elected at a special stockholder meeting called by the Fund and held on October 26, 2007 (the “Special SH Meeting”). Under the terms of the Settlement Agreement, upon election of the Trust Nominees the incumbent board members and officers of the Fund, Neuberger Berman Management, Inc. as the investment manager and administrator to the Fund, and Neuberger Berman LLC as sub-advisor to the Fund, all resigned with immediate effect. In order to create a seamless change of control, new co-advisers and co-administrators were engaged during a special meeting of the Board of the Fund held on October 26, 2007. At that meeting the Board of the Fund also voted to change the name of the Fund to The Denali Fund Inc. and the ticker symbol for the Fund concurrently was changed from NRL to DNY.

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE 9.            RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115.” SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Fund will adopt SFAS No. 157 and SFAS No. 159 on November 1, 2008, and appropriate disclosures will be included on the next applicable regulatory filing with the SEC.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”) “Disclosures about Derivative Instruments and Hedging Activities”—an amendment of FASB Statement No. 133 (“SFAS 133”),” expands the disclosure requirements in SFAS 133 about entity’s derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund’s financial statement disclosures.

Management believes that the adoption SFAS No. 157, SFAS No. 159, and SFAS No. 161 will not have a material impact on the Fund’s financial statements.

NOTE 10.         SUBSEQUENT EVENTS

Subsequent to the date of this report, the Fund’s Board of Directors approved suspension of the Fund’s level-rate distribution policy (the “Policy”). At a regular meeting held on November 10, 2008, the Fund’s Board of Directors considered continuation of the Policy and a number of alternatives and other factors before coming to the conclusion to suspend the Policy.

Also subsequent to the date of this report, the SEC issued an order approving exemptive relief for the Fund, from Section 19(b) and Rule 19b-1 under the Securities Act of 1940 (the “Order”). At a special meeting of the Board of Directors of the Fund, held December 3, 2008, the Board approved adoption of a managed distribution plan (the “Plan”), allowed by the Order received from the SEC. The Fund will implement the Plan for the fiscal year ended October 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2008

To the Shareholders and Board of Directors of The Denali Fund Inc.:

We have audited the accompanying statement of assets and liabilities of The Denali Fund Inc., (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statements of operations and of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2007 and the financial highlights for each of the periods indicated therein were audited by other auditors whose reports, dated December 28, 2007 and December 8, 2006, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Denali Fund Inc. as of October 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

December 24, 2008

DISTRIBUTION REINVESTMENT PLAN Unaudited

October 31, 2008

The Bank of New York Mellon (“Plan Agent”) will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

DISTRIBUTION REINVESTMENT PLAN Unaudited

October 31, 2008

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years.

INDEPENDENT DIRECTORS

Name, Address*, Age	Position and Length of Term Served	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex† Overseen by Director
Joel W.Looney Chairman Age: 47	Class I Director of the Fund and Chairman of the Board since October 2007.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.	4

Dr. Dean L. Jacobson Age: 69	Class III Director of the Fund since October 2007.	Founder and President, Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

Richard I. Barr Age: 71	Class II Director of the Fund since October 2007.	Retired. Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.	4

DIRECTORS AND OFFICERS Unaudited

October 31, 2008

INTERESTED DIRECTORS**

Name, Address*, Age	Position and Length of Term Served	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex† Overseen by Director
Susan L. Ciciora Age: 44	Class III Director of the Fund since October 2007.	Trustee, Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

John S. Horejsi Age: 40	Class II Director of the Fund since October 2007.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2006), First Opportunity Fund, Inc.	4

*	Unless otherwise specified, the Directors’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.

**	Ms. Ciciora and Mr. Horejsi each are an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on October 26, 2007. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Stephen C. Miller Age: 56	President of the Fund since October 2007. Appointed annually.

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002) and Director (2002-2004), Boulder Growth & Income Fund, Inc.; President (since 1999) and Director (1999-2004), Boulder Total Return Fund, Inc.; President (since 2003) and Director and Chairman (2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 45	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since October 2007. Appointed annually.

Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services L.L.C.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since 2002), Boulder Growth & Income Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 1999), Boulder Total Return Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 2003), First Opportunity Fund, Inc.

Joel L. Terwilliger Age: 40	Chief Compliance Officer of the Fund since October 2007. Appointed annually.

Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, Fund Administrative Services L.L.C., Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.; Senior Associate/Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

DIRECTORS AND OFFICERS Unaudited

October 31, 2008

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Stephanie J. Kelley Age: 52	Secretary since October 2007. Appointed annually.

Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since 2000), Boulder Total Return Fund, Inc., Secretary (since 2003), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee (since 1999), Fund Administrative Services L.L.C.

Nicole L. Murphey Age: 31	Vice President (since 2008) and Assistant Secretary since October 2007. Appointed Annually.

Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.; Employee (since 1999), Fund Administrative Services L.L.C.

*	Unless otherwise specified, the Officers’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Significant Events

The Board of Directors, including a majority of the Independent Directors, ratified Deloitte & Touche LLP as the Fund’s independent registered public accounting firm to replace Briggs, Bunting & Dougherty LLP, for the Fund’s fiscal year ending October 31, 2008. The report of the financial statements audited by Briggs, Bunting & Dougherty LLP for the Fund for the year ended October 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the six years prior to that, Ernst & Young LLP served as the Fund’s independent registered public accounting firm and those reports of financial statements audited by Ernst & Young LLP did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund, Briggs, Bunting & Dougherty LLP or Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Briggs, Bunting & Dougherty LLP and/or Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years, and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K. The Fund did not consult Deloitte & Touche LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (2) any matter that was the subject of a disagreement or a reportable event, as such terms are defined in Item S-K 304 of Regulation S-K.

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.thedenalifund.com.

Fund Bylaws and Charter

The Fund amended and restated its Bylaws, and amended its charter, both effective October 26, 2007. The Fund also amended its Bylaws effective July 28, 2008.

ADDITIONAL INFORMATION Unaudited

October 31, 2008

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the “Fund”) have established the following policy regarding information about the Fund’s shareholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about shareholders from transactions in Fund shares. The Fund will not release Personal Information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former shareholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its shareholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact shareholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Notice to Shareholders

The Fund hereby designates $13,050,001 as long term capital gain distributions for federal income tax purposes.

For the fiscal year ended October 31, 2008, 6.58% of the taxable income qualifies for the 15% dividend tax rate.

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, L.L.C.
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	BNY Mellon Shareholder Services Issuer Services
480 Washington Blvd
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

THE DENALI FUND INC.

c /o BNY Mellon Sharehowner Services

480 Washington Blvd

Jersey City, NJ 07310

Item 2. Code of Ethics.

As of the end of the period covered by this report, The Denali Fund Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no amendments made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3.  Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)                                  Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $32,500 and $30,350 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively.

(b)                                 Audit-Related Fees – The aggregate fees billed to the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $6,250 and $5,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.

The fees billed to other entities in the investment company complex for assurance and related services by principal accountant that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively.

(c)                                  Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $4,500 and $7,250 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively.

(d)                                 All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of  this Item were $0 and $0 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively.

(e)                                  (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the  Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2008 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)                                 Not applicable.

(h)                                 Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and The Denali Fund Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.                                       Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.                                       Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.                                       Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.               Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.              Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.                                       Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.                                       Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.                      Name of the issuer of the portfolio security

2.                      Exchange ticker symbol

3.                      CUSIP #

4.                      Shareholder meeting date

5.                      Brief indication of the matter voted on

6.                      Whether matter was proposed by the issuer or by a security holder

7.                      Whether the Fund cast its vote on the matter

8.                      How the Fund cast its vote

9.                      Whether the Fund cast its vote for or against management

6.                                       Disclosures.

a.               The Fund shall include in any future registration statement:

i.                              A description of the Voting Policies and the Voting Guidelines(3); and

ii.                           A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.              The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.                              A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.                           A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.                                       Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.                      Proxy voting policies and procedures

2.                      Proxy statements received regarding client securities

3.                      Records of votes cast on behalf of clients

4.                      Records of written client requests

5.                      Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.                                       Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure is included in all  registration statements filed on behalf of the Funds after July 1, 2003.

(4) This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

(5) This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

(6) This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

EXHIBIT  A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated:  October 26, 2007

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi is the Fund’s primary investment manager and, together with Carl D. Johns, the Fund’s Vice President and Treasurer, is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is primarily responsible for the Fund’s asset allocation and Mr. Johns is responsible for researching and managing the Fund’s fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“ SIA,” together with BIA, the “Advisers”) are the co-advisers to the Fund and have managed the Fund’s assets since October 27, 2007.  The Portfolio  Managers act as the portfolio managers with respect to the Fund and two other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”) and Boulder Total Return Fund, Inc. (“BTF”) (together the “Boulder Funds”).  As of October 31, 2008, BIF and BTF had total assets, including leverage, of approximately $182 million and $252 million, respectively.  Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and manages their portfolios of equities having an aggregate value of approximately $649.05 million as of October 31, 2008. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for BIA and SIA since 1999.  Mr. Johns has been the Vice President and Treasurer of BIA since 1999, Assistant Manager of Fund Administrative Services, LLC since 1999, Chief Accounting Officer, Vice President and Treasurer of the Fund since October 2007, of BTF since 1999, of BIF since 2002, and of First Opportunity Fund, Inc. since 2003.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and BIF. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, BIF, and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the assets of the Horejsi Affiliates which are managed by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios do not generally consist of the same investments as the Fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B , which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 3,010,495 shares of the Fund as of December 31, 2008. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns did not hold any shares of the Fund as of December 31, 2008

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On July 28, 2008, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors.  The applicable sections of the Bylaws are set forth below:

Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director…(E) the extent to which such individual (including such individual’s principals) has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the common stock or the daily quoted market price of the Corporation held by such individual (including such individual’s principals), or increasing or decreasing the voting power of such individual (including such individual’s principals), including independently verifiable information in support of the foregoing, the investment strategy or objective—including any related disclosure documents or other independently verifiable information in support of the foregoing—for such individual (including such individual’s principals).

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	January 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	THE DENALI FUND INC.
Stephen C. Miller, President
(Principal Executive Officer)

Date:	January 7, 2009

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:	January 7, 2009